EXHIBIT 23(a)


                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Valley National Bancorp

We consent to the use of our report incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the Proxy Statement/ Prospectus.

Our report refers to a change in accounting for income taxes.

                                                          KPMG PEAT MARWICK LLP



Short Hills, New Jersey
December 19, 1994